UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2022

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A ("Amendment") is being filed as an amendment to the Current Report on Form 8-K filed by the Federal Agricultural Mortgage Corporation ("Farmer Mac") on May 24, 2022 ("Original 8-K"). Farmer Mac filed the Original 8-K with the Securities and Exchange Commission to announce the appointment of a director to Farmer Mac’s Board of Directors (under Item 5.02(d)) and to report the results of the voting at Farmer Mac's Annual Meeting of Stockholders held on May 19, 2022 (under Item 5.07). The purpose of this Amendment is to amend and restate Item 5.07 in the Original 8-K in its entirety to correct the stockholder vote totals to reflect votes that were received before the Annual Meeting but not included in the initial reported voting results. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K, and this Amendment should be read in conjunction with the Original 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 19, 2022, Farmer Mac held its Annual Meeting of Stockholders. At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director on the ballot and identified in Farmer Mac’s Proxy Statement previously filed on April 21, 2022 (“Proxy Statement”); (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in the Proxy Statement.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock. Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Dennis L. Brack	507,960	66,217
James R. Engebretsen	584,949	66,217
Mitchell A. Johnson	583,381	66,217
Eric T. McKissack	507,560	66,217
Todd P. Ware	915,210	66,217

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	589,226	None
Everett M. Dobrinski	589,114	None
Amy H. Gales	589,114	None
Robert G. Sexton	85,174	None
Roy H. Tiarks	589,227	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders: Dennis L. Brack, Richard H. Davidson, Everett M. Dobrinski, James R. Engebretsen, Amy H. Gales, Mitchell A. Johnson, Eric T. McKissack, Robert G. Sexton, Roy H. Tiarks, and Todd P. Ware.

In addition to the ten directors elected at the Annual Meeting of Stockholders on May 19, 2022, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac: Lowell L. Junkins
(Board Chair), LaJuana S. Wilcher (Board Vice Chair), Chester J. Culver, Sara L. Faivre, and Charles A. Stones. Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2022

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting. Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,222,186
Against	300
Abstain	751
Broker Non-Votes	None

Advisory Vote to Approve Compensation of Farmer Mac's Named Executive Officers (“Say-on-Pay”)

Listed below are the final results for the stockholder Say-on-Pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	1,050,949
Against	4,188
Abstain	101,883
Broker Non-Votes	66,217

Farmer Mac intends to hold future advisory Say-on-Pay votes every year. Farmer Mac’s Board may re-evaluate this determination after the next stockholder vote on the frequency of Say-on-Pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: June 2, 2022